Exhibit No. 99


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                                                 WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                                             RELO & NON-RELOCATION MORTGAGES
                                                  WFMBS SERIES 2005-AR10
                                                 POOL PROFILE (3/28/2005)

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
                                                              -----------------------      -----------------------
                                                                     5/1 POOL                    Tolerance
                                                              -----------------------      -----------------------
      AGGREGATE PRINCIPAL BALANCE                                     $5,460,000,000                   (+/- 7.00%)
                                                              .
      MORTGAGE LOAN CUTOFF DATE                                             1-May-05                          N/A
      INTEREST RATE RANGE                                            2.375% - 4.500%                          N/A
      GROSS WAC                                                               4.370%                 (+ / - 7 bps)
      WEIGHTED AVERAGE SERVICE FEE                                  25.0 or 37.5 bps
      MASTER SERVICING FEE                                                   1.0 bps on Securitization only
      WAM (in months)                                                            347                (+/- 2 months)

      WALTV                                                                      63%                 (maximum +5%)

      CALIFORNIA PERCENT                                                         85%                 (maximum +5%)
      SINGLE LARGEST ZIP CODE PERCENT                                             1%                (maximum  +2%)

      AVERAGE LOAN BALANCE                                                  $555,634            (maximum +$25,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                     $4,827,224          (maximum $3,000,000)
      LOAN BALANCES >= $1,000,000                                                16%                (maximum  +5%)

      CASH OUT REFINANCE PERCENT                                                 16%                (maximum  +5%)

      PRIMARY RESIDENCE PERCENT                                                  92%                 (minimum -5%)

      SINGLE FAMILY DETACHED PERCENT                                             85%                 (minimum -5%)

      FULL DOCUMENTATION PERCENT                                                 40%                 (minimum -5%)

      WA FICO                                                                    739                  (minimum -5)

      UNINSURED > 80% LTV PERCENT                                                 0%                 (maximum +3%)

      RELOCATION PERCENT                                                          1%                 (minimum -2%)

      GROSS MARGIN                                                            2.749%                 (+ / - 5 bps)

      GROSS LIFECAP                                                           9.366%                (+ / - 10 bps)

      WA MONTHS TO NEXT ROLL                                                      47              (+ / - 3 months)

      INTEREST ONLY PERCENT                                                      68%                (maximum  +5%)


         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL,
    INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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NOTE:  All dollar amounts are approximate and all percentages are expressed as approximate  percentages of the Aggregate Principal Balance.
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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 5/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                             WFMBS SERIES 2005-AR10
                               PRICING INFORMATION
                            POOL PROFILE (3/28/2005)
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COLLATERAL                            Mortgage Loans Index off the One Year CMT.
                       None of the Mortgage Loans have a convertibility feature.
           Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each
                                                          Adjustment thereafter.
                      Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.


RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                Net WAC or Ratio Stripped/Variable

AAA STRUCTURE DUE DATE                                      29-Apr-05    9:00 AM

Structure received or changes to structures past the due date will incur a $10,000 fee.
Structure delivered to WF by May 5- Delivery of prospectus day before settlement.
Structure delivered to WF by May 10 -Delivery of prospectus day of settlement.
Structure delivered to WF May 11 or later- Possible change of settlement date.


SETTLEMENT DATE                                             18-May-05


ASSUMED SUB LEVELS                                            AGG Assumed Level
Levels and Rating Agencies for                           AAA        2.65%
2005-AR10 to be determined by                             AA        1.20%
Wells Fargo.                                               A        0.70%
                                                         BBB        0.45%
                                                          BB        0.25%
                                                           B        0.10%

Note: AAA Class will be rated by two of the following: Moody's, S&P, Fitch, Dominion. AA through B Classes will be rated by one of the following: Moody's, S&P, Fitch, Dominion. Additional tranche ratings will be paid for by the sub underwriter.

These levels are for bid purposes only. They are not a trade stipulation. Any change in actual levels will not result in price changes. If WF allows U/W to select Rating Agencies, there may be additional fees incurred.



NOTE: Please note the following specifics of the 2005-AR10 structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd
Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed
Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans and Buydown Loans.
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WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Gretchen Leff (301) 846-8356
                                                 Mike Miller (301) 815-6397
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                                                       WFASC Denomination Policy
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
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                                                                                  Minimum             Physical          Book Entry
Type and Description of Certificates                                           Denomination         Certificates       Certificates
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonalbe prepayment support)                               $25,000            Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000            Allowed           Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that provide credit protection to the Class A Complex multi-component
certificates                                                                       $100,000            Allowed           Allowed


Notional and Nominal Face IO                                                          (2)              Allowed           Allowed

Residual Certificates                                                                 (3)              Required        Not Allowed

All other types of Class A Certificates                                               (5)                (5)               (5)

Class B (Investment Grade)                                                         $100,000            Allowed           Allowed

Class B (Non-Investment Grade)                                                     $250,000            Required        Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.